                                                                   EXHIBIT 10.20

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                7 1/8% Convertible Subordinated Notes Due 2001


                            REGISTRATION AGREEMENT


                                                              New York, New York
                                                                 October 7, 1996



Salomon Brothers Inc
Unterberg Harris
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

          Plasma & Materials Technologies, Inc., a California corporation (the "Company"), proposes to issue and sell (such issuance and sale, the "Initial Placement") to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $75,000,000 principal amount (plus up to an additional $11,250,000 principal amount to cover over-allotments, if any) of its 7 1/8% Convertible Subordinated Notes Due 2001 (the "Securities"). The Securities will be convertible into shares of Common Stock, no par value per share (the "Common Stock"), of the Company at the conversion price set forth in the Final Memorandum. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and
(ii) for the benefit of the holders from time to time of the Securities or the Common Stock issuable upon conversion of the Securities (including you) (each of the foregoing, a "Holder" and together, the "Holders"), as follows:

          1.   Definitions.  Capitalized terms used herein without definition
               -----------
shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Acquisition" means the transactions contemplated by the Share
           -----------
Purchase Agreement dated as of July 17, 1996, as amended, entered into among the Company, Electrotech Limited and Electrotech Equipments Limited (collectively, "Electrotech"), and the shareholders of Electrotech, pursuant to which the Company will acquire 100% of the outstanding capital stock of Electrotech.

          "Act" means the Securities Act of 1933, as amended, and the rules and
           ---
regulations of the Commission promulgated thereunder.

          "Affiliate" of any specified person means any other person that,
           ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Business Day" means any day that is neither a Saturday or a Sunday
           ------------
nor a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

          "Closing Date" has the meaning set forth in the Purchase Agreement.
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Damages Accrual Period" has the meaning set forth in Section 2(c)
           ----------------------
hereof.

          "Damages Payment Date" has the meaning set forth in Section 2(c)
           --------------------
hereof.

          "Event" has the meaning set forth in Section 2(c) hereof.
           -----

          "Event Date" has the meaning set forth in Section 2(c) hereof.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission promulgated thereunder.

          "Final Memorandum" has the meaning set forth in the Purchase
           ----------------
Agreement.

          "Holder" has the meaning set forth in the preamble hereto.
           ------

          "Indenture" means the Indenture relating to the Securities dated as of
           ---------
October 7, 1996, between the Company and U.S. Trust Company of California, N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Placement" has the meaning set forth in the preamble hereto.
           -----------------

          "Liquidated Damages" has the meaning set forth in Section 2(c) hereof.
           ------------------

          "Majority Holders" means the Holders of a majority of the then
           ----------------
outstanding aggregate principal amount of Securities registered under a Shelf Registration Statement; provided, that Holders of Common Stock issued upon
                        --------
conversion of Securities shall be deemed to be Holders of the aggregate principal amount of Securities from which such Common Stock was converted.

          "Managing Underwriters" means the Underwriter or Underwriters that
           ---------------------
shall administer an Underwritten Offering.

          "Notice Holder" has the meaning set forth in Section 2(b) hereof.
           -------------

          "Prospectus" means the prospectus included in any Shelf Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Common Stock issuable upon conversion thereof, covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including post-effective amendments.

          "Record Date" has the meaning set forth in Section 2(c) hereof.
           -----------

          "Record Holder" has the meaning set forth in Section 2(c) hereof.
           -------------

          "Registrable Securities" shall mean the Securities and shares of
           ----------------------
Common Stock issued upon conversion thereof, excluding any such securities that, and any such securities the predecessors of which, were previously sold pursuant to a registration statement of the Company filed under the Act or pursuant to Rule 144 promulgated under the Act.

          "Securities" has the meaning set forth in the preamble hereto.
           ----------

          "Selling Confirmation" means, with respect to a Notice Holder and a
           --------------------
Selling Notice given by such Notice Holder, a written notice given by the Company to such Notice Holder instructing and notifying such Notice Holder that the Shelf Registration Statement and Prospectus may be used during the applicable Selling Period to effect the transactions described in such Selling Notice, that the Company is then currently in compliance with Section 3(b) and that the Company reaffirms the consent granted pursuant to Section 3(f).

          "Selling Notice" has the meaning set forth in Section 2(b) hereof.
           --------------

          "Selling Period" means, with respect to a Notice Holder and a Selling
           --------------
Notice given by such Notice Holder, a period of forty-five calendar days commencing on the date such Notice Holder receives a Selling Confirmation in respect of the transactions described in such Selling Notice; provided, that the
                                                              --------
Company may defer existing Selling Periods in accordance with Section 3(c)(2).

          "Shelf Registration" means a registration effected pursuant to
           ------------------
Section 2 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 2(a)
           -------------------------
hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Company pursuant to the provisions of Section 2 hereof (including additional registration statements filed pursuant to Section 3(d)) which covers some or all of the Securities and the Common Stock issuable upon conversion thereof, as applicable, on an appropriate form under Rule 415 promulgated under the Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trustee" means the trustee with respect to the Securities under the
           -------
Indenture.

          "Underwriter" means any underwriter of Securities or Common Stock
           -----------
issuable upon conversion thereof in connection with an offering thereof under a Shelf Registration Statement.

          "Underwritten Offering" means an offering in which the Securities or
           ---------------------
Common Stock issuable upon conversion thereof are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.

          2.   Shelf Registration; Suspension of Use of Prospectus; Liquidated
               ---------------------------------------------------------------
Damages.
-------

          (a) The Company shall prepare and file with the Commission, as soon as practicable and in any event within the later to occur of (i) sixty days after the Closing Date or (ii) thirty days after the consummation of the Acquisition, a Shelf Registration Statement under the Act registering the resale from time to time by Holders thereof of all of the Registrable Securities. The Shelf Registration Statement shall permit resales of Registrable Securities by Holders in the manner or manners designated by them (including, without limitation, one or more Underwritten Offerings) from time to time, which shall be set forth in such Shelf Registration Statement. The Company shall cause the Shelf Registration Statement to be declared effective under the Act within (x) ninety days after the Closing Date or (y) if the Acquisition occurs sixty days or more after the Closing Date, thirty days after such Shelf Registration Statement is filed with the Commission. The Company shall keep the Shelf Registration Statement continuously effective under the Act until the earlier of
(i) the third anniversary of the Closing Date, (ii) the date on which the Securities or Common Stock issuable upon conversion thereof may be sold by non-affiliates of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission and (iii) such date as of which all the Securities or the Common Stock issuable upon conversion thereof have been sold pursuant to the Shelf Registration Statement (the period ending at such earlier date, the "Shelf Registration Period").

          (b) Each Holder of Registrable Securities agrees that if such Holder wishes to sell its Registrable Securities pursuant to the Shelf Registration Statement and the Prospectus, it will do so only in accordance with this Section 2(b). Each Holder of Registrable Securities agrees to give written notice to the Company at least three Business Days prior to any intended resale of Registrable Securities under the Shelf Registration Statement, which notice shall specify the date on which such Holder intends to begin such distribution and such information with respect to such Holder and the intended distribution as may be reasonably required to amend the Shelf Registration Statement or supplement the Prospectus with respect to such intended distribution (each Holder providing the notice described in this sentence and with respect to which the related Selling Period is continuing or has been deferred, a "Notice Holder"; each such notice, a "Selling Notice"). As soon as practicable after the date a Selling Notice is received by the Company, and in any event within two Business Days after such date, the Company shall either:

          (i) (A) provide a Selling Confirmation to such Notice Holder or (B) file a supplement to the Prospectus or a post-effective amendment to the Shelf Registration Statement as required by Section 3(b), cause any such amendment to become effective and immediately provide a Selling Confirmation to such Notice Holder; or

          (ii) in the event of the happening of any event of the kind described in Section 3(c)(2)(i), 3(c)(2)(ii), 3(c)(2)(iii) (y) or 3(c)(2)(iv)
hereof, the Company shall deliver to such Notice Holder the notice required by
Section 3(c)(2) and notify the Holder that the consent granted pursuant to
Section 3(f) is suspended until further notice.

          Each such Notice Holder may sell all or any Registrable Securities pursuant to the Shelf Registration Statement and the Prospectus only during the Selling Period commencing with the earlier of (x) the date on which such Notice Holder receives a Selling Confirmation and (y) the third Business Day after the related Selling Notice has been received by the Company; provided that in the
                                                         --------
event the Company elects to take the actions permitted by Section 2(b)(ii), the commencement of the Selling Period shall be deferred until such later date as the Company delivers a Selling Confirmation. A Notice Holder shall not sell any Registrable Securities pursuant to the Shelf Registration Statement or the Prospectus after the expiration of the applicable Selling Period without giving a new Selling Notice pursuant to Section 2(b) hereof and receiving a new Selling Confirmation. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right under this paragraph to defer the commencement of a Selling Period or its right under Section 3(c)(2) to defer existing Selling Periods, in the aggregate, more than one time in any three month period or three times in any twelve month period, and the period in which a Selling Period is deferred shall not exceed thirty days. In no event shall the Company be permitted to extend the period during which the commencement of any such Selling Period is deferred (whether pursuant to this paragraph or Section 3(c)(2)) from and after the date a Notice Holder provides a Selling Notice to the Company in accordance with this Section 2(b) (a "Deferral Period") beyond such thirty day period.

          In the event the Company elects to take the actions described in
Section 2(b)(ii), the Company will, at such time as it is in compliance with
Section 3(b) and as use of the Prospectus may be resumed, immediately provide Selling Confirmations to all Notice Holders.

          (c) The parties hereto agree that the Holders of the Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Shelf Registration Statement has not been filed within the later to occur of (A) sixty days after the Closing Date or (B) thirty days after the consummation of the Acquisition,
(ii) the Shelf Registration Statement has not been declared effective under the Act within (A) ninety days after the Closing Date or (B) if the Acquisition occurs sixty days or more after the Closing Date, thirty days after such Shelf Registration Statement is filed with the Commission, (iii) prior to the end of the Shelf Registration Period, the

Commission shall have issued a stop order suspending the effectiveness of the Shelf Registration Statement or proceedings have been initiated with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Act, (iv) the aggregate number of days in any one Deferral Period exceeds the periods permitted pursuant to Section 2(b) hereof or (v) the number of Deferral Periods exceeds the number permitted pursuant to Section 2(b) hereof (each of the events of a type described in any of the foregoing clauses (i) through (v) are individually referred to herein as an "Event"; and the date (a) sixty days after the Closing Date or thirty days after the consummation of the Acquisition, as applicable, in the case of clause (i), (b) ninety days following the Closing Date or thirty days after the Shelf Registration Statement is filed with the Commission, as applicable, in the case of clause (ii), (c) on which the effectiveness of the Shelf Registration Statement has been suspended or proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Act have been commenced in the case of clause (iii), (d) on which the duration of a Deferral Period exceeds the periods permitted by Section 2(b) hereof in the case of clause (iv), and (e) of the commencement of a Deferral Period that causes the limit on the number of Deferral Periods under Section 2(b) hereof to be exceeded in the case of clause (v), are referred to herein as an "Event Date"). Events shall be deemed to continue until the date of the termination of such Event, which shall be the following date with respect to the respective types of Events: the date the Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Registration Statement is declared effective under the Act in the case of an Event described in clause (ii), the date that all stop orders suspending effectiveness of the Shelf Registration Statement have been removed and the proceedings initiated with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Act have terminated, as the case may be, in the case of Events of the types described in clause (iii), termination of the Deferral Period which caused the aggregate number of days in any one Deferral Period to exceed the number permitted by Section 2(b) to be exceeded in the case of Events of the type described in clause (iv), and termination of the Deferral Period the commencement of which caused the number of Deferral Periods permitted by Section 2(b)(ii) to be exceeded in the case of Events of the type described in clause
(v).

          Accordingly, upon the occurrence of any Event and until such time as there are no Events which have occurred and are continuing (a "Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, the Company agrees to pay, as liquidated damages, and not as a penalty, an additional amount (the "Liquidated Damages") to each Holder of Registrable Securities, accruing at a rate equal to one-half of one percent per annum (50 basis points) on (i) where such Registrable Securities are Securities, the aggregate principal amount of such Securities held by such Holder and (ii) where such Registrable Securities are shares of Common Stock issued upon conversion of Securities, the aggregate principal amount of Securities that were converted into such shares. Notwithstanding the foregoing, no Liquidated Damages shall accrue as to any Securities or shares of Common Stock from and after the earlier of (x) the date such Securities are no longer Registrable Securities, and (y) the expiration of the Shelf Registration Period. The rate of accrual of the Liquidated Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.

          Liquidated Damages due on any Securities or Common Stock shall be payable on each Interest Payment Date on the Securities occurring (or if there are no Securities outstanding, which would have occurred) during the Damages Accrual Period and on the Interest Payment Date immediately following (or which would have followed) the termination of such Period (a "Damages Payment Date"). The Company shall pay the Liquidated Damages due on any Securities or Common Stock by depositing with the Trustee under the Indenture, in trust, for the benefit of the Holders of Securities or Common Stock entitled thereto, at least one Business Day prior to the applicable Damages Payment Date, sums sufficient to pay the Liquidated Damages accrued or accruing since the last preceding Damages Payment Date to such Damages Payment Date. The Liquidated Damages shall be paid on each Damages Payment Date to the Holders of record of the Registrable Securities (the "Record Holders") on the 1st day of April or the 1st day of October (each a "Record Date") immediately preceding such Damages Payment Date by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses as they appear in the Securities register or stock transfer books of the Company, if no such accounts have been specified on or before the applicable Record Date. The Trustee shall be entitled, on behalf of the Holders of Securities and Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages. Notwithstanding the foregoing, the parties agree that the sole remedy payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided shall be such Liquidated Damages. Nothing shall preclude a Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to any violation of this Agreement for which liquidated damages are not expressly provided by this Agreement.

          All of the Company's obligations set forth in this Section 2(c) which are outstanding with respect to any Registrable Securities at the time such Security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement).

          The parties hereto agree that the Liquidated Damages provided for in this Section 2(c) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities (other than the Initial Purchasers) by reason of the failure of the Shelf Registration Statement to be filed or declared effective or unavailable (absolutely or as a practical matter) for effecting resales of Registrable Securities, as the case may be, in accordance with the provisions hereof.

          3.   Registration Procedures.  In connection with any Shelf
               -----------------------
Registration Statement, the following provisions shall apply:

          (a) The Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as Salomon Brothers Inc reasonably may propose.

          (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or agreement is made
                      --------
hereby with respect to information with respect to you or any Holder required to be included in any Shelf Registration or Prospectus pursuant to the Act or the rules and regulations thereunder or provided by you, any Holder, or any Managing Underwriter specifically for inclusion in any such Shelf Registration Statement or Prospectus.

          (c) (1) The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

                    (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                    (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

               (2)  During any Selling Period, during the deferral of any
                                               -------------------
Selling Period and within two Business Days of receipt by the Company of any Selling Notice, the Company shall notify you and the Notice Holders and, if requested by you or any such Notice Holder, confirm such notification in writing:

                    (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                    (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

                    (iii) of (x) the suspension of the use of the Prospectus pursuant to Section 2(b) hereof or (y) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

                    (iv) of the determination by the Company, in its judgment, that it is advisable to suspend use of the Prospectus for valid business reasons (not including avoidance of the Company's obligations hereunder) including, among other things, the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events;

     which notice shall be accompanied by an instruction to defer the use of the Prospectus until the Company delivers a Selling Confirmation whereupon any existing Selling Period shall be deferred and shall recommence upon delivery of the aforementioned Selling Confirmation; provided, that such
                                                          --------
     Selling Period shall be extended by the number of days elapsed in such period prior to such deferral.

          (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time, and in any event shall within thirty days of any such order amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of such order, or file an additional Shelf Registration Statement covering all of the Registrable Securities (whereupon references herein to the Shelf Registration Statement shall be deemed to include reference to such additional filing).

          (e) The Company shall furnish to each Holder of Securities or the Common Stock issued upon conversion thereof included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities or the Common Stock issued upon conversion thereof included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and, except during such periods as the Company shall have suspended the use of the Prospectus pursuant to
Section 2(b) or 3(c)(2), the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Securities or the Common Stock issued upon conversion thereof covered by the Prospectus or any amendment or supplement thereto.

          (g) Prior to any offering of Securities or the Common Stock issued upon conversion thereof pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Securities or the Common Stock issued upon conversion thereof included therein and their respective counsel in connection with the registration or qualification of such Securities or Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities and the Common Stock issued upon conversion thereof covered by such Shelf Registration Statement; provided, however, that the Company will not be required
                        --------  -------
to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (h) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Securities or the Common Stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities or the Common Stock issued upon conversion thereof pursuant to such Shelf Registration Statement.

          (i)  Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered (when and as permitted pursuant to Section 2(b)) to purchasers of the Securities or the Common Stock issued upon conversion thereof included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (j) The Company shall use its best efforts to cause The Depository Trust Company ("DTC") on the first Business Day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP numbers assigned to the Securities and the Common Stock issuable upon conversion thereof any designation indicating that such Securities or Common Stock are "restricted securities" within the meaning of Rule 144(a)(3) of the Act, which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Exhibit A hereto and
(ii) any other stop or restriction on DTC's system with respect to the Securities or Common Stock. In the event the Company is unable to cause DTC to take the actions described in the immediately preceding sentence, the Company shall take such actions as Salomon Brothers Inc may reasonably request to provide, as soon as practicable, CUSIP numbers for the Securities and Common Stock registered under such Shelf Registration Statement and to cause such CUSIP numbers to be assigned to the Securities and Common Stock (or to the maximum aggregate principal amount of the Securities and the maximum amount of shares of Common Stock to which such numbers may be assigned). Upon compliance with the foregoing requirements of this Section 3(j), the Company shall provide the Trustee with printed certificates for such Securities and Common Stock, in a form eligible for deposit with The Depository Trust Company.

          (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the Commission thereunder.

          (l) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

          (m) The Company may require each Holder of Securities or the Common Stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities or Common Stock as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Company to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

          (n) The Company shall, if requested, use its best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders or, if the Securities or Common Stock are being sold in an Underwritten Offering, as the Managing Underwriters and the Majority Holders reasonably agree should be included therein and provide to the Company in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Securities and Common Stock and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (o) The Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities or the Common Stock issuable upon conversion thereof, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable to the Holders than those set forth in Section 5 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5 from Holders of Securities or the Common Stock issuable upon conversion thereof to the Company).

          (p) The Company shall (i) make reasonably available for inspection by the Holders of Securities or the Common Stock issued upon conversion thereof to be registered under a Shelf Registration Statement, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any
                                                     --------  -------
information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information has become available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of Securities or the Common Stock issued upon conversion thereof registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;
(v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Securities or the Common Stock issued upon conversion thereof registered thereunder (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          4.   Registration Expenses.  The Company shall bear all expenses
               ---------------------
incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

          5.   Indemnification and Contribution.
               --------------------------------

          (a)  (i)    In connection with any Shelf Registration Statement, the
Company agrees to indemnify and hold harmless each Holder of Securities or Common Stock issued upon conversion thereof covered thereby (including the Initial Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not
                                    --------  -------
be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder or any Initial Purchaser specifically for inclusion therein, (B) use of a Shelf Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Shelf Registration or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been deferred pursuant to
Section 2(b); provided, further, in each case, that the Company delivered prior
              --------  -------
notice, and the Holders have received such prior notice, in accordance with
Section 6(c) hereof of such stop order, initiation of proceedings or deferral or
(C) if the Holder fails to deliver a Prospectus or the then current Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (ii) The Company also agrees to indemnify or contribute to Losses, as provided in Section 5(d), of any Underwriters of Securities or the Common Stock issued upon conversion thereof registered under a Shelf Registration Statement, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) hereof.

          (b) Each Holder of Securities or Common Stock issued upon conversion thereof covered by a Shelf Registration Statement (including the Initial Purchasers) severally agrees to indemnify and hold harmless (i) the Company,
(ii) each of its directors, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);

provided, however, that such counsel shall be reasonably satisfactory to the
--------  -------
indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however,
                                                            --------  -------
that in no case shall the Initial Purchasers or any subsequent Holder of any Securities or the Common Stock issued upon conversion thereof be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, as set forth on the cover page of the Final Memorandum, nor shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities and Common Stock issued upon conversion thereof purchased by such Underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and (y) the total amount of Liquidated Damages which the Company was not required to pay as a result of registering the Securities and Common Stock issued upon conversion thereof covered by the Shelf Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or the Common Stock issuable upon conversion thereof registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Securities covered by a Shelf Registration Statement.

          6.   Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements.  The Company has not, as of the date
               --------------------------
hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that, with respect to any matter that
                                 --------
directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities being sold rather than registered under such Shelf Registration Statement.

          (c)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               1. if to you, initially at the address set forth in the Purchase Agreement;

               2. if to any other Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
          Section 6(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Brothers Inc; and

               3. if to the Company, initially at its address set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, telex or telecopier.

          The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California applicable to agreements made and to be performed in said State, without regard to the conflicts of law rules thereof.

          (h)  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i)  Securities Held by the Company, etc.  Whenever the consent or
               -----------------------------------
approval of Holders of a specified percentage of principal amount of Securities or the Common Stock issued upon conversion thereof is required hereunder, Securities or the Common Stock issued upon conversion thereof held by the Company or its Affiliates (other than subsequent Holders of Securities or the Common Stock issuable upon conversion thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                  Very truly yours,

                                  PLASMA & MATERIALS TECHNOLOGIES, INC.

                                  /s/ John W. LaValle
                                  ---------------------------------------
                                  Name: John W. LaValle
                                  Title: Secretary


The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

SALOMON BROTHERS INC
UNTERBERG HARRIS

By Salomon Brothers Inc


/s/ Douglas A. Brengel
-------------------------------------
Name:  Douglas A. Brengel
Title: Managing Director

                                                                       EXHIBIT A


                  FORM OF LETTER TO BE PROVIDED BY ISSUER TO

                         THE DEPOSITORY TRUST COMPANY



The Depositary Trust Company
7 Hanover Square, 23rd Floor
New York, NY 10004


          Re: 7 1/8% Convertible Subordinated Notes Due 2001 (the "Convertible Notes") of Plasma & Materials Technologies, Inc. (the "Issuer")

Ladies and Gentlemen:

     Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the Convertible Notes referenced above and the Common Stock, no par value, of Plasma & Materials Technologies, Inc. issuable upon conversion of the Convertible Notes (collectively, the "Securities"). Accordingly, there is no longer any restriction as to whom the Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

     As always, please do not hesitate to call if we can be of further assistance.

                                  Very truly yours,



                                  Authorized Officer

                                      A-1